Exhibit 4.1

Senior Trust Indenture dated as of February 1, 1994, between Sovereign Bancorp, Inc. and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank), as Trustee. (Incorporated by reference to Exhibit 4.2 to Sovereign Bancorp’s Registration Statement No. 33-75472 on Form S-3)